UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 19, 2023

GoGreen Investments Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40941	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One City Centre

1021 Main St., Suite #1960

Houston, TX 77002

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (713) 337-4075

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share and one-half of one Redeemable Warrant	GOGN.U	The New York Stock Exchange

Class A Ordinary Shares, par value $0.0001 per share	GOGN	The New York Stock Exchange

Redeemable Warrants, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	GOGN.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On January 19, 2023, GoGreen Investments Corporation (the “Company”) issued a promissory note (the “Extension Note”) in the principal amount of $2,760,000 (the “Extension Payment”) to GoGreen Sponsor 1 LP, a Delaware limited partnership (the “Sponsor”), in connection with the Extension (as defined below). The Extension Note bears no interest and is due and payable in cash upon the earlier to occur of (i) the date on which the Company’s initial business combination is consummated and (ii) the liquidation of the Company on or before April 25, 2023 (unless extended to July 25, 2023) or such later liquidation date as may be approved by the Company’s shareholders.

Additionally, on January 19, 2023, the Company issued a promissory note (the “Working Capital Note”) in the principal amount of up to $300,000 to the Sponsor for working capital expenses. The Working Capital Note bears no interest and is due and payable in cash upon the earlier to occur of (i) the date on which the Company consummates its initial business combination and (ii) the date that the winding up of the Company is effective.

The foregoing descriptions are qualified in their entirety by reference to the Extension Note and the Working Capital Note, copies of which are attached as Exhibits 10.1 and 10.2 hereto, respectively, and are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 8.01. Other Events.

On January 18, 2023, the Company issued a press release announcing that the Sponsor requested that the Company extend the date by which it must consummate an initial business combination from January 25, 2023 to April 25, 2023 (the “Extension”).

On January 19, 2023, the Company issued a press release announcing that the Sponsor had deposited the Extension Payment (representing $0.10 per public share) into the Company’s trust account for its public shareholders. This deposit enables the Company to implement the Extension. The Extension is the first of two three-month extensions permitted under the Company’s governing documents and provides the Company with additional time to complete its initial business combination. Copies of the press releases are attached hereto as Exhibits 99.1 and 99.2 and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	Promissory Note of the Company, dated January 19, 2023.
10.2	Promissory Note of the Company, dated January 19, 2023.
99.1	Press Release, dated January 18, 2023.
99.2	Press Release, dated January 19, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GoGreen Investments Corporation

	By:	/s/ John Dowd
		Name:	John Dowd
		Title:	Chief Executive Officer

Dated: January 19, 2023

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